EXHIBIT 10.4

SUPPLEMENTAL INDENTURE, dated as of July 14, 2017 (this “Supplemental Indenture”), by and among Scientific Games International, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined in the indenture referred to herein), Lapis Software Associates, LLC, a New Jersey limited liability corporation (the “Additional Guarantor”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as successor trustee (the “Trustee”).
WHEREAS, the Company, the original Guarantors and the Trustee executed an Indenture, dated as of November 21, 2014, as amended and supplemented (the “Indenture”), relating to the Company’s 7.000% Senior Secured Notes due 2022;
WHEREAS, under certain circumstances, Section 10.17 of the Indenture requires the Company to cause each of the Company’s Restricted Subsidiaries to execute and deliver to the Trustee a supplemental indenture and thereby become a Guarantor bound by the Guarantee of the Securities on the terms set forth in Article Ten of the Indenture;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and
WHEREAS, except as otherwise defined herein in this Supplemental Indenture, capitalized terms used in this Supplemental Indenture have the meanings specified in the Indenture;
NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities, as follows:
ARTICLE ONE

AMENDMENT
Section 1.01.  Amendment.  The Additional Guarantor hereby agrees to become a Guarantor bound by the Guarantee of the Securities on the terms set forth in Article Ten of the Indenture.
ARTICLE TWO

MISCELLANEOUS PROVISIONS
Section 2.01.  Indenture.  Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all their terms shall remain in full force and effect.
Section 2.02.  Trustee’s Disclaimer.  The Trustee shall not be responsible for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Additional Guarantor.
Section 2.03.  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
Section 2.04.  Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but all of them together shall represent the same agreement.
Section 2.05.  Headings.  The Article and Section headings in this Supplemental Indenture are for convenience only and shall not affect the construction of this Supplemental Indenture.
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SIGNATURES
IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

Company:

SCIENTIFIC GAMES INTERNATIONAL, INC.

By:    /s/ Michael A. Quartieri

Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Additional Guarantor:

LAPIS SOFTWARE ASSOCIATES, LLC

By: Scientific Games International, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

Existing Guarantors:

SCIENTIFIC GAMES CORPORATION

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

GO FOR A MILLION PRODUCTIONS, LLC

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

WILLIAMS ELECTRONICS GAMES, INC.

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

SG GAMING NORTH AMERICA, INC.

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

SCIENTIFIC GAMES PRODUCTS, INC.

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

MDI ENTERTAINMENT, LLC

By: Scientific Games International, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

SCIENTIFIC GAMES SA, INC.
By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

SCIENTIFIC GAMES NEW JERSEY, LLC

By: Scientific Games International, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

SCIENTIFIC GAMES PRODUCTIONS, LLC

By: SG Gaming North America, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

SCIENTIFIC GAMES DISTRIBUTION, LLC

By: SG Gaming North America, Inc., its sole member

By:    /s/ Michael A. Quartieri

Name: Michael A. Quartieri
Title: Treasurer and Secretary

BALLY TECHNOLOGIES, INC.

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

BALLY GAMING, INC.

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

BALLY PROPERTIES EAST, LLC

By: Bally Gaming, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

BALLY PROPERTIES WEST, LLC

By: Bally Gaming, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

SHFL PROPERTIES, LLC

By: Bally Gaming, Inc., its sole member

By:    /s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Treasurer and Secretary

Trustee:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
a New York banking corporation

By: /s/ Chris Niesz
Print Name: Chris Niesz
Its: Authorized Signatory

By: /s/ Kathryn Fischer
Print Name: Kathryn Fischer
Its: Authorized Signatory